UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2026

Great Elm Capital Corp.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01211	81-2621577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 PGA Boulevard, Suite 603, Palm Beach Gardens, FL		33410
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 375-3006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	GECC	Nasdaq Global Market
5.875% Notes due 2026	GECCO	Nasdaq Global Market
8.50% Notes due 2029	GECCI	Nasdaq Global Market
8.125% Notes due 2029	GECCH	Nasdaq Global Market
7.75% Notes due 2030	GECCG	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 27, 2026, Great Elm Capital Corp. (the “Company”) caused a notice (the “Notice”) to be issued to the holders of its 5.875% Notes due 2026 (CUSIP No. 390320 604; NASDAQ: GECCO) (the “Notes”) regarding the Company’s exercise of its option to redeem $20,000,000 aggregate principal amount of the issued and outstanding Notes on March 31, 2026 (the “Redemption Date”), pursuant to Section 1104 of the Indenture, dated as of September 18, 2017 (the “Base Indenture”), by and between the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC), as trustee (the “Trustee”), and Section 1.01(h) of the Fourth Supplemental Indenture, dated as of June 23, 2021 (the “Fourth Supplemental Indenture”), by and between the Company and the Trustee. Pursuant to the Notice, the Notes will be redeemed at 100% of their principal amount, plus accrued and unpaid interest thereon, if any, through, but excluding, the Redemption Date. Interest is payable on the Notes quarterly on March 31, June 30, September 30 and December 31 of each year, and the next scheduled Interest Payment Date for the Notes is the Redemption Date. Accrued and unpaid interest on the Notes from December 31, 2025 to March 31, 2026 will be paid to the persons in whose name the Notes are registered at the close of business on March 15, 2026, which is the Regular Record Date for such interest payment. As such, the Company does not expect there to be any accrued and unpaid interest on the Notes as of March 31, 2026. If any holders purchase the Notes after March 15, 2026 and before March 31, 2026, they will not be entitled to receive any accrued and unpaid interest on the Notes.

A copy of the Notice is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished with this report but shall not be deemed filed:

Exhibit Number	Description
99.1	Notice of Redemption to Holders of 5.875% Notes due 2026.
104	The cover page of this Current Report on Form 8-K, formatted as inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT ELM CAPITAL CORP.

Date: March 2, 2026	/s/ Keri A. Davis
	By:	Keri A. Davis
	Title:	Chief Financial Officer